SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                       Date of Report: SEPTEMBER 12, 2003

                              EPHONE TELECOM, INC.
               (Exact Name of Registrant as Specified in Charter)


           FLORIDA                     000-27699                  98-0204749
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)


           66 HAWLEY ROAD, OXFORD, CONNECTICUT                      06478
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        (Address of principal executive offices)                  (Zip code)

   Registrant's telephone number, including area code:          (703) 787-7000
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ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS

      Effective September 12, 2003, Lawrence Codacovi, Eugene Sekulow, Sheldon Kamins, John Wahba and Robert Stuart each resigned as a director of ePhone Telecom, Inc.

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                                   SIGNATURES


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

SIGNATURE                                    DATE
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By:   /S/ CARMINE TAGLIALATELA, JR.          September 16, 2003
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      Carmine Taglialatela, Jr., CEO